EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL

OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report of TOA Holdings, Inc. (the “Company”) on Form 10-Q for the period ended June 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I Gyungmee Ji, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ By: /s/ Gyungmee Ji

Gyungmee Ji

Chief Executive Officer

Chief Financial Officer

Date: August 18, 2015